                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 of 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)....................June 1, 1994


                    EVANS & SUTHERLAND COMPUTER CORPORATION
             (Exact name of registrant as specified in its charter)



UTAH                               0-8771                             87-0278175
(State or other                  (Commission                    (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)



600 Komas Drive, Salt Lake City, Utah                                      84108
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (801) 582-5847



                                Not Applicable
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                    ITEM 5.
                                  OTHER EVENTS


     As previously reported on a Form 10 and Information Statement, on June 1, 1994, Evans & Sutherland Computer Corporation ("E&S" or the "COMPANY") distributed (the "DISTRIBUTION") to its shareholders all of the outstanding shares of common stock of its then wholly owned subsidiary, Tripos, Inc. ("TRIPOS"). The Distribution was made to holders of record of E&S common stock, $.20 par value per share (the "E&S COMMON STOCK"), on May 25, 1994 (the "RECORD DATE"), on the basis of one share of common stock of Tripos, $.01 par value per share (the "TRIPOS COMMON STOCK"), for every three shares of E&S Common Stock held on the Record Date. The Distribution resulted in all of the outstanding shares of Tripos Common Stock being distributed to holders of E&S Common Stock on a pro rata basis. The Tripos Common Stock is listed for trading on the Nasdaq National Market under the symbol "TRPS."

     The Company provides the following Pro Forma Financial Information with this filing:

     - Consolidated Pro Forma Statement of Earnings for year ended December 31, 1993 (see attached Schedule 1)

     - Consolidated Pro Forma Statement of Earnings for three months ended April 1, 1994 (see attached Schedule 2)

     -   Consolidated Pro Forma Balance Sheet dated April 1, 1994 (see attached
          Schedule 3)

     The unaudited consolidated pro forma statement of earnings of E&S for the year ended December 31, 1993 (Schedule 1) and the unaudited consolidated pro forma statement of earnings for the three months ended April 1, 1994 (Schedule
2) are presented to show the effects of the Distribution assuming the Distribution had occurred as of the beginning of the year ended December 31, 1993. The unaudited consolidated pro forma balance sheet of E&S as of April 1, 1994 (Schedule 3) gives effect to the Distribution assuming the Distribution had occurred on that date.

     The unaudited consolidated pro forma financial information does not purport or represent what the Company's financial position or results of operations would actually have been had the transaction in fact occurred on the dates indicated above, nor to project the Company's financial position or results of operations for any future date or period. In the opinion of the Company's management, all adjustments necessary for a fair presentation have been made.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Evans & Sutherland Computer Corporation



                                    /s/ GARY E. MEREDITH
                                    ------------------------------------
                                    Name

                                    Vice President, Secretary, CFO
                                    ------------------------------------
                                    Title

                                    October 5, 1994
                                    ------------------------------------
                                    Date

                                                                      SCHEDULE 1

                    EVANS & SUTHERLAND COMPUTER CORPORATION
                 CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1993
                   (In Thousands, Except Per Share Amounts)

                                                                                 Pro Forma
                                                                 Historical     Adjustments     Pro Forma
                                                                 ----------     -----------     ---------
Net sales.....................................................    $142,253         $17,977      $124,276
Cost of sales.................................................      65,678           5,845        59,833
                                                                  ----------    -----------     ---------
   Gross profit...............................................      76,575          12,132        64,443

Expenses:
  Marketing, general and administrative.......................      40,154           8,798        31,356
  Research and development....................................      31,757           2,958        28,799
  Restructuring charge........................................       7,900               0         7,900
                                                                  ----------    -----------     ----------
                                                                    79,811          11,756        68,055
                                                                  ----------    -----------     ----------
   Operating loss.............................................      (3,236)            376        (3,612)
                                                                  ----------    -----------     ----------
Other income (expense):
  Interest income.............................................       2,738               0         2,738
  Interest expense............................................      (2,613)              0        (2,613)
  Gain on sale of marketable securities.......................       6,238               0         6,238
  Miscellaneous...............................................        (296)             (9)         (287)
                                                                  ----------    -----------     ----------
   Earnings before income taxes, extraordinary gain,
     and cumulative effect of change in accounting principle..       2,831             367         2,464

Income tax expense............................................       1,005               0         1,005
                                                                  ----------    -----------     ----------
   Earnings before cumulative effect of change in
     accounting principle.....................................       1,826             367         1,459

Cumulative effect at December 26, 1992 of change in
  accounting for income taxes.................................       2,267               0         2,267
                                                                  ----------    -----------     ----------
   Net earnings...............................................    $  4,093         $   367      $  3,726
                                                                  ==========    ===========     ==========
Earnings per common and common equivalent share:

   Before cumulative effect of change in
     accounting for income taxes..............................    $   0.22         $  0.04      $   0.18
   Cumulative effect of change in accounting principle........        0.28            0.00          0.28
                                                                  ----------    -----------     ----------
    Total earnings per share..................................    $   0.50         $  0.04      $   0.46
                                                                  ==========    ===========     ==========
Weighted average number of
  shares used for per share
  earnings computation........................................       8,256           8,256         8,256


                                                                      SCHEDULE 2

                    EVANS & SUTHERLAND COMPUTER CORPORATION
                  CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
                        THREE MONTHS ENDED APRIL 1, 1994
                   (In Thousands, Except Per Share Amounts)


                                                                                   Pro Forma
                                                                   Historical     Adjustments     Pro Forma
                                                                   ----------     -----------     ---------
Net sales.......................................................     $26,860          $3,624        $23,236
Cost of sales...................................................      12,277             833         11,444
                                                                   ----------     -----------     ---------
   Gross profit.................................................      14,583           2,791         11,792

Expenses:
  Marketing, general and administrative.........................       8,336           2,161          6,175
  Research and development......................................       7,886             888          6,998
                                                                   ----------     -----------     ---------
                                                                      16,222           3,049         13,173
                                                                   ----------     -----------     ---------
   Operating loss...............................................      (1,639)           (258)        (1,381)

Other income (expense), net.....................................       1,504             (32)         1,536
                                                                   ----------     -----------     ---------
   Earnings (loss) before income taxes and extraordinary
     gain.......................................................        (135)           (290)           155

Income tax benefit..............................................         (52)              0            (52)
                                                                   ----------     -----------     ---------
   Earnings (loss) before extraordinary gain....................         (83)           (290)           207

Extraordinary gain from repurchase of convertible
  debentures, net of income taxes of $56........................          91               0             91
                                                                   ----------     -----------     ---------
   Net earnings (loss)..........................................     $     8          $ (290)       $   298
                                                                   ==========     ===========     =========
Earnings (loss) per common and common equivalent share:
   Before extraordinary gain....................................     $ (0.01)         $(0.03)       $  0.02
   Extraordinary gain from repurchase of convertible
     debentures.................................................        0.01            0.00           0.01
                                                                   ----------     -----------     ---------
    Total earnings (loss) per share.............................     $  0.00          $(0.03)       $  0.03
                                                                   ==========     ===========     =========
Weighted average number of
  shares used for per share
  earnings computation..........................................       8,474           8,474          8,474


                                                                      SCHEDULE 3

                    EVANS & SUTHERLAND COMPUTER CORPORATION
                     CONSOLIDATED PRO FORMA BALANCE SHEET
                                 APRIL 1, 1994
                            (Dollars in Thousands)

                                                                               Pro Forma
Assets                                                        Historical      Adjustments    Pro Forma
- - ------                                                        ----------      -----------    ---------
 Current assets:
   Cash and temporary cash investments.....................     $ 82,269          $ 9,600     $ 72,669
   Accounts receivable, less allowance for
     doubtful accounts of $389 in historical and
     $184 in pro forma adjustments.........................       32,750            3,977       28,773
   Inventories.............................................       32,403              102       32,301
   Other current assets....................................       17,836              339       17,497
                                                              ----------      -----------    ---------
        Total current assets...............................      165,258           14,018      151,240

 Property, plant, and equipment, at cost...................      109,750            5,313      104,437
   Less accumulated depreciation and amortization..........       64,583            3,994       60,589
                                                              ----------      -----------    ---------
        Net property, plant, and equipment.................       45,167            1,319       43,848

 Long-term investments.....................................       14,053                0       14,053

 Other assets, net.........................................        2,819            2,206          613
                                                              ----------      -----------    ---------
                                                                $227,297          $17,543     $209,754
                                                              ==========      ===========    =========
Liabilities and Stockholders' Equity
- - ------------------------------------
 Current liabilities:
   Notes payable to banks..................................     $  2,918          $     0     $  2,918
   Accounts payable and accrued expenses...................       17,437            1,578       15,859
   Customer deposits.......................................       17,756            3,372       14,384
   Income taxes payable....................................          977              119          858
                                                              ----------      -----------    ---------
        Total current liabilities..........................       39,088            5,069       34,019
                                                              ----------       ----------    ---------
 Convertible subordinated debentures.......................       35,956                0       35,956
 Deferred income taxes.....................................        5,767              425        5,342

 Stockholders' equity:
   Common stock, $.20 par value; authorized
     30,000,000 shares; issued and outstanding
     8,520,757 shares at April 1, 1994.....................        1,704                0        1,704
   Additional paid-in capital..............................       14,571           13,965          606
   Retained earnings.......................................      122,959           (2,240)     125,199
   Net unrealized gain on
     marketable equity securities..........................        6,825                0        6,825
   Equity adjustment from foreign
     currency translation..................................          427              324          103
                                                               ---------       ----------    ---------
        Total stockholders' equity.........................      146,486           12,049      134,437
                                                               ---------       ----------    ---------
                                                                $227,297          $17,543     $209,754
                                                               =========       ==========    =========